EXHIBIT NO. 32.1
Form 10-KSB
Point Acquisition Corporation
File No. 0-51527

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Point Acquisition Corporation (the "Company") on Form 10-KSB for the year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2006                       By: /s/ Glenn A. Little
      -----------------                          -------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Point Acquisition Corporation and will be retained by Point Acquisition Corporation and furnished to the Securities and Exchange Commission or its staff upon request.